                                    EXHIBIT 10.2

                                   OPTION AGREEMENT

         This Option Agreement made and entered into this 20TH day of April 1988, by and between Lisbon Copper Ltd. ("OPTIONOR"), a Utah limited partnership, whose mailing address is c/o Raymond E. Kunkel, 33 Holiday Haven, Moab, Utah 84532, and MLP Associates Ltd. ("OPTIONEE"), a Colorado limited partnership, whose address is 2801 Youngfield St., Suite 221, Golden, Colorado 80401.

         WITNESSETH:

              I.   RECITALS.

                   I.A. OPTIONOR, as lessor, and OPTIONEE, as lessee, executed an instrument entitled "NEW MINERALS LEASE" dated the 20th day of April 1988, wherein OPTIONOR leased to OPTIONEE all of the right, title and interest and expectancy of OPTIONOR in and to the following (the "LEASED PREMISES"), to-wit:

                        I.A.1. The right to mine and process the copper bearing ores down to a depth of 500 feet from the hereinafter named unpatented lode mining claims situated in San Juan County, State of Utah, which are more particularly described in the notice of location and amended notice of location for each claim, a copy of which is recorded in the RECORDERS OFFICE and the BLM NO. of which is as follows:


Charles E. Carlson
2801 Youngfield #221

                                                                         BLM NO.
    Name of Claim             Book                Page                    (UMC)
    -------------             ----                ----                   ------

-Camel                          25                 453
    (amended)                  231                 261                   129728
-Cow                            25                 454
    (amended)                  231                 262                   125732
-Cat                            25                 454
    (amended)                  231                 262                   129729
-Colt                           25                 455
    (amended)                  231                 263                   129730
-Cougar                         25                 455
    (amended)                  231                 263                   129731
-Cub                            25                 456
    (amended)                  231                 264                   129734
-Coyote                         35                 456
    (amended)                  231                 264                   129733
-Sentinel 1                     47                  44
    (amended)                  231                 256                   129718
-Sentinel 2                     47                  45
    (amended)                  231                 257                   129719
-Sentinel 3                     47                  45
    (amended)                  231                 257                   129720
-Sentinel 4                     47                  46
    (amended)                  231                 258                   129721
-Sentinel 5                     47                  46
    (amended)                  231                 258                   129722
-Sentinel 6                     47                  47
    (amended)                  231                 259                   129723
-Sentinel 7                     47                  47
    (amended)                  231                 259                   129724
-Sentinel 8                     47                  48
    (amended)                  231                 260                   129725
-Sentinel 9                     47                  48
    (amended)                  231                 260                   129726
-Sentinel 10                    47                  49
    (amended)                  231                 261                   129727
-Gamma 1                        71                 490
    (amended)                   85                 499
-Gamma 2                        71                 490
    (amended)                   85                 499
--CD #6 Fraction               509                 550
-Security 3                    377                 402                   140827
-Security 5                    377                 403                   140607
-Security 7                    377                 404                   140608
-Security 9                    377                 405                   140609

                                                                         BLM NO.
    Name of Claim             Book                Page                    (UMC)
    -------------             ----                ----                   -------

-Security 11                   377                 406                   140610
-Security 14                   377                 407                   140611
-Security 15                   377                 408                   140612
-Security 16                   377                 409                   140613
-Security 18                   377                 410                   140614
-Security 19                   377                 411                   140615
-Security 20                   377                 412                   140616
-Security 25                   377                 413                   140617
-Security 26                   377                 414                   140618
-Security 27                   377                 415                   140619
-Security 28                   377                 416                   140620
-Security 29                   377                 417                   140621
-Security 30                   377                 418                   140622
-Security 31                   377                 419                   140623
-Security 32                   377                 420                   140624
-Security 33                   377                 421                   140625
-Security 34                   377                 422                   140626
-Security 35                   377                 423                   140627
-Security 36                   377                 424                   140628
-Security 37                   377                 425                   140629
-Security 38                   377                 426                   140630
-Security 39                   377                 427                   140631
-Security 40                   377                 428                   140632
-Security 41                   377                 429                   140633
-Security 42                   377                 430                   140634
-Security 43                   377                 431                   140635
-Security 44                   377                 432                   140636
-Security 45                   377                 433                   140637
-Security 46                   377                 434                   140638
-Security 47                   377                 435                   140639
-Security 48                   377                 436                   140640
-Security 49                   378                 341                   140641
-Security 50                   378                 342                   140642
-Security 51                   378                 343                   140643
-Security 52                   378                 344                   140644
-Security 53                   378                 345                   140645
-Security 54                   378                 346                   140646
-Security 55                   378                 347                   140647
-Security 56                   378                 348                   140648

                        I.A.2.    The right to mine and process the ores
bearing copper and some other minerals from the following:

         The hereinafter named unpatented lode mining claims situated in San Juan County, State of Utah, which are more particularly described in the notice of location and amended notice of location for each claim which is recorded in the RECORDER'S OFFICE and the BLM NO. of which is as follows:

                                                                         BLM NO.
    Name of Claim             Book                Page                    (UMC)
    -------------             ----                ----                   -------

-Climax No. 1                  R-2                 382
    (amended)                  487                 185                   129763
-Climax No. 2                  R-2                 382
    (amended)                  487                 186                   129764
-Alpha No. 1                    63                  96
    (amended)                  169                 463
    (amended)                  270                  83                   129765
-Alpha No. 2                    63                  96
    (amended)                  169                 463
    (amended)                  270                  83                   129766
-Alpha No. 3                    63                  97
    (amended)                  169                 464
    (amended)                  270                  84                   129767
-Alpha No. 4                    63                  97
    (amended)                  169                 464
    (amended)                  270                  84                   129768
-Alpha No. 5                    63                  98
    (amended)                  169                 465
    (amended)                  270                  85                   129769
-Alpha No. 6                    63                  98
    (amended)                  169                 465
    (amended)                  270                  85                   129770
-Alpha No. 7                    63                  99
    (amended)                  169                 466
    (amended)                  270                  86                   129771
-Alpha No. 8                    63                  99
    (amended)                  169                 466
    (amended)                  270                  86                   129772
-G. M. Wallace Fraction
    (amended)                  487                 129                   129829
-CW 1                          510                  62                   129811

                                                                         BLM NO.
    Name of Claim             Book                Page                    (UMC)
    -------------             ----                ----                   -------

-CW 2                          510                  63                   129812
-CW 3                          510                  64                   129813
-CW 4                          510                  65                   129814
-CW 5                          510                  66                   129815
-CW 6                          510                  67                   129816
-CW 7                          510                  68                   129817
-CW 8                          510                  69                   129818
-CW 9                          510                  70                   129819
-CW 10                         510                  71                   129820
-CW 11                         510                  72                   129821
-CW 12                         510                  73                   129822
-CW 13                         510                  74                   129823
-CW 14                         510                  75                   129824
-CW 15                         511                 596                   129825
-CW 16                         511                 597                   129826
-CW 19                         511                 598
    (amended)                  521                   8                   129827
-CW 22                         511                 599
    (amended)                  521                   9                   129828
-KWR 1                         487                 130                   129789
-KWR 2                         487                 131                   129790
-KWR 3                         487                 132                   129791
-KWR 4                         487                 133                   129792
-KWR 5                         487                 134                   129793
-KWR 6                         487                 135                   129794
-KWR 7                         487                 136                   129795
-KWR 8                         487                 137                   129796
-KWR 9 Fraction                501                 345                   129797
-KWR 10                        501                 346                   129798
-KWR Fraction                  501                 347                   129799
-MIR 11 Fraction               521                 469                   129802
-KWR 12 Fraction               501                 348                   129800
-KWR 13 Fraction               501                 349                   129801
-CWG Fraction                  517                 275                   129786
-CWG Fraction #1               517                 276                   129787
-CWG Fraction #2               517                 277                   129788
-CD 1                          509                 508                   129773
-CD 2 Fraction                 509                 509                   129778
-CD 3 Fraction                 509                 510                   129779
-CD 4 Fraction                 509                 511                   129780
-CD 5 Fraction                 509                 512                   129781
-CD 6 Fraction                 509                 550                   129737
-Globe #1                      486                  16

                                                                         BLM NO.
    Name of Claim             Book                Page                    (UMC)
    -------------             ----                ----                   -------

    (amended)                  489                 392                   129782
-Globe #2                      486                  17
    (amended)                  489                 393                   129783
-Globe #9                      486                  24
    (amended)                  489                 400                   129784
-Globe #10                     486                  25
    (amended)                  489                 401                   129785


                   I.A.3.    The leasehold rights to mine and process ores from
the following described tracts of land situated in San Juan County, State of Utah, to-wit:

                                  PATTERSON RANCH

                        TOWNSHIP 31 SOUTH, RANGE 25 EAST, SLM

                        Section 1: Lots 1, 2, 3 and 4

                   I.A.4.    The stockpile of mixed oxide-sulphide copper ore
estimated to contain 35,000 to 40,000 tons containing approximately 2% copper which is situated on the following described tract of land situated in San Juan County, State of Utah, to-wit:

                        TOWNSHIP 30 SOUTH, RANGE 25 EAST, SLM

                        Section 36: SE 1/4

                        I.A.5.    The right to mine copper down to a depth of
500 feet on State of Utah Metalliferous Lease Number 20569 covering the following described tracts of land situated in San Juan County, State of Utah, to-wit:

                        TOWNSHIP 30 SOUTH, RANGE 25 EAST, SLM

                             Section 36: NW 1/4, E 1/2

as assigned by Joseph F. Costanza and Joyce L. Costanza to Raymond E. Kunkel and Paul B. Clemons, which assignment has been approved the the State of Utah.

                        I.A.6.    The equipment and machinery described as
follows:

                   Four Solvent Extraction Tanks
                   Two 350 kilowatt Rectifiers
                   Approximately Thirty Concrete Electro-Winning Cells

which are presently stored near the entrance of the Cub uranium mine.

                        I.A.7.    All mining claims and other property acquired
by OPTIONOR and/or OPTIONEE within one mile of any part of the property above described.

                        I.A.8.    Water and water rights for use upon the above
property.

              I.B.      Section III.B.26. of the NEW MINERALS LEASE reads as
follows:

              LESSOR hereby grants to LESSEE an irrevocable exclusive option to purchase the property comprising the LEASED PREMISES at the time the option is exercised, without warranty or representation of any kind, at any time while this NEW MINERALS LEASE is in full force and effect, all as set forth in a separate instrument.

II. OPTION. In consideration of the execution of the NEW MINERALS LEASE by OPTIONOR and OPTIONEE and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by OPTIONOR and OPTIONEE, OPTIONOR hereby grants to OPTIONEE, without warranty or representation of any kind, the irrevocable and exclusive option to purchase the property comprising the LEASED PREMISES at the time the option is exercised, at any time while the NEW MINERALS LEASE is in full force and effect, on the following terms, to-wit:

              II.A.     The purchase price shall be determined as follows:

                   II.A.1.   Five Hundred Thousand Dollars ($500,000.00) if the
option is exercised within one (1) year from the first sale of commercial production from the LEASED PREMISES.

                   II.A.2.   $50,000.00 shall be added to the purchase price
specified above for each and every year that elapses subsequent to one (1) year from the first sale of commercial production from the LEASED PREMISES.

                   II.A.3.   The purchase price shall not be reduced by the
bonus, the monthly minimum advance royalty or by the production royalty paid by OPTIONEE to OPTIONOR under the NEW MINERALS LEASE.

              II.B.     The option shall be exercised by OPTIONEE
paying to OPTIONOR the specified purchase price in cash or certified funds.

              II.C.     Simultaneous with the exercise of the option, OPTIONOR
shall execute and deliver to OPTIONEE such deeds, assignments and other instruments, all without warranty or representation, as are necessary to convey the LEASED PREMISES to OPTIONEE.

         WITNESSETH the hands of OPTIONOR and OPTIONEE as of the day and year first above set forth.

                                       OPTIONOR

                                       LISBON COPPER LTD.


                                       By /s/ Raymond E. Kunkel
                                          -------------------------------------
                                            Raymond E. Kunkel, General Partner



                                       By /s/ Burton F. Kunkel
                                          -------------------------------------
                                            Burton F. Kunkel, General Partner

                                       OPTIONEE

                                       MLP ASSOCIATES, LTD.


                                       By /s/ Charles E. Carlson
                                          -------------------------------------
                                            Charles E. Carlson, General Partner

STATE OF UTAH      )
                   :  SS.
County of San Juan )

         On this 12th day of April, 1988, personally appeared before me Raymond
E. Kunkel, one of the
signers of the foregoing instrument, who duly acknowledged to me that he executed the same on behalf of Lisbon Copper, Ltd., a limited partnership, as one of the general partners in said limited partnership.



                                            /s/ Doris G. Calvert
                                            -----------------------------------
                                            Notary Public

[SEAL]                                      Residing at Monticello, Utah
                                                        -----------------------

My Commission Expires:

March 26, 1989
----------------------

STATE OF UTAH       )
                    :  SS.
County of Box Elder )

         On this 14th day of April, 1988, personally appeared before me Burton
F. Kunkel, one of the signers of the foregoing instrument, who duly acknowledged to me that he executed the same on behalf of Lisbon Copper Ltd., a limited partnership, as one of the general partners in said limited partnership.


                                            /s/ Lorin C. Facer
                                            -----------------------------------
                                            Notary Public

                                            Residing at Willard, Utah
                                                        -----------------------
                                                                         [SEAL]
My Commission Expires:
1 June 1991
---------------------

STATE OF COLORADO       )
                        :  SS.
County of [Illegible]   )

         On this 20th day of April, 1988, personally appeared before me Charles
E. Carlson, one of the signers of the foregoing instrument, who duly acknowledged to me that he executed the same in behalf of MLP Associates, Ltd., a Colorado limited partnership, as one of the general partners in said limited partnership.


                                            /s/ Patricia P. Ortiz
                                            -----------------------------------
                                            Notary Public
                                            Residing at 2801 Youngfield
                                                        -----------------------
                                                        Golden, CO 80401
[SEAL]

My Commission Expires:
 Aug. 16, 1988
---------------------


Lisbon.OPT